ANSTELLUNGSVERTRAG / EMPLOYMENT AGREEMENT
zwischen	between
SCM Microsystems GmbH Oskar-Messter-Straße 13 85737 Ismaning
- nachfolgend “SCM” genannt -	- hereinafter referred to as “SCM” -
und	and
Mr. Sour Chhor 18, Rue du Miroir 91200 Athis Mons FRANCE
- nachfolgend “Mitarbeiter” genannt -	- hereinafter referred to as “Employee” -

§ 1 Einstellung / Aufgaben / Dienstort	§ 1 Employment / Tasks / Location
(1) Der Mitarbeiter wird bei SCM eingestellt als Executive Vice President – Business Development & Strategy Worldwide.	(1) The Employee shall be employed with SCM as Executive Vice President – Business Development & Strategy Worldwide.
(2) Zu den Aufgaben des Mitarbeiters gehören insbesondere die in der gesonderten Stellenbeschreibung genannten Aufgaben. SCM behält sich vor, die Stellenbeschreibung zu ändern.	(2) The tasks of the Employee include the ones described in the separate job description. SCM reserves the right to alter the job description.
(3) Dienstort ist Ismaning. Die
Tätigkeit des Mitarbeiters bringt
umfangreiche Reisen innerhalb und
außerhalb Europas mit sich und auch
längere Auslandsaufenthalte. SCM behält
sich vor, dem Mitarbeiter im Rahmen des
Unternehmens eine andere oder
zusätzliche Tätigkeit, die seinen
Kenntnissen und Fähigkeiten entspricht,
zu übertragen und/oder ihn an einen
anderen Ort zu versetzen, soweit dies
zumutbar ist.
(3) Location of employment is
Ismaning. The tasks of the Employee
require extensive travel inside and
outside of Europe and also extended
stays abroad. SCM reserves the
right to assign to the Employee
different or additional tasks
within the company, which
correspond to the Employee’s
abilities and qualifications and/or
to transfer the Employee to another
location as far as this can be
reasonably expected.
(4) Der Mitarbeiter verpflichtet sich, die Richtlinien (insbesondere alle Company Policies) und Anweisungen von SCM in ihrer jeweiligen Fassung, sowie die Anordnungen seiner Vorgesetzten zu beachten.	(4) The Employee is obliged to comply with SCM’s guidelines (in particular all Company Policies) and instructions as in force at any given time, as well as with the instructions of his/her superiors.
(5) Der Mitarbeiter berichtet – vorbehaltlich einer anderweitigen Bestimmung durch SCM – an den CEO, gegenwärtig Herrn Felix Marx.	(5) The Employee reports – subject to otherwise instructions of SCM – to the CEO, currently Mr. Felix Marx.

§ 2 Laufzeit / Kündigung	§ 2 Term / Termination
(1) Das Arbeitsverhältnis beginnt am 1. Februar 2008 (“Anstellungsbeginn”) und läuft auf unbestimmte Zeit.	(1) The Employment Agreement shall commence on 1. February 2008 (“Start Date”) and runs for an indefinite period of time.
(2) Die ersten sechs Monate gelten als Probezeit. In dieser Zeit kann das Arbeitsverhältnis mit einer Frist von einem Monat zum Monatsende gekündigt werden.	(2) The first six months are considered a probationary period. During this probationary period, the Employment Agreement may be terminated by giving one month notice to the end of a month.
(3) Nach Ablauf der Probezeit kann jede Vertragspartei das Arbeitsverhältnis mit einer Frist von drei Monaten zum Monatsende kündigen. Eine gesetzliche Verlängerung der für SCM geltenden Kündigungsfristen gilt auch für den Mitarbeiter. Jede Kündigung bedarf der Schriftform. Das Recht zur außerordentlichen Kündigung bleibt unberührt.	(3) After the completion of the probationary period, either Party may terminate the Employment Agreement by giving three months notice to the end of a month. A statutory extension of the notice periods applicable to notices by SCM shall also apply to notices by the Employee Any notice of termination requires written form. The right to give extraordinary notice shall remain unaffected.
(4) SCM ist jederzeit, insbesondere im Fall einer Kündigung, berechtigt, den Mitarbeiter unter Fortzahlung seiner Bezüge von weiterer Tätigkeit freizustellen. Im Fall einer Freistellung wird die Dauer der Freistellung vorrangig auf alle Urlaubsansprüche (einschließlich etwaigen Resturlaubs aus Vorjahren) angerechnet.	(4) SCM may, at any time, in particular in the event of termination, release the Employee from performing further tasks, while the Employee shall retain the claim to remuneration during the release period. In the event of such release, the release period shall be set off with first priority against any vacation entitlement (including any remaining vacation time from previous years).
(5) Das Arbeitsverhältnis endet auch, ohne dass es einer Kündigung bedarf, spätestens zum Ende des Monats, in dem der Mitarbeiter das gesetzliche Rentenalter erreicht.	(5) The employment ends, without notice being required, at the end of the month in which the Employee reaches the statutory retirement age.

§ 3 Gehalt	§ 3 Remuneration
(1) Das monatliche Brutto-Basisgehalt
beträgt
€15.000
(in Worten: fünfzehntausend Euro)
und ist zahlbar bargeldlos jeweils zum
Monatsende.
Dies entspricht einem
Jahres-Brutto-Basisgehalt von
€180.000
(in Worten: einhundertachtzigtausend Euro).

(1) The monthly gross base salary shall be
€15.000
(in words: Fifteen Thousand Euro)
payable cashless at the end of each month.
This corresponds to an annual gross base
salary of
€180.000
(in words: one hundred and eighty
thousand Euro).
(2) Zusätzlich kann der Mitarbeiter einen
zielabhängigen variablen Bonus in Höhe von
bis zu 80 % des Basisgehalts gemäß dem SCM
Executive MBO Bonus Program erhalten. Der
Bonus richtet sich nach dem jeweils
gültigen Executive MBO Bonus Program.
(2) In addition, the Employee may receive
a target-based variable bonus in
accordance with the SCM MBO Bonus Program
of up to 80 % of the base salary. The
bonus is subject to SCM’s Executive MBO
Bonus Program in effect at the given
time.
(3) Eine etwaige Über- oder Mehrarbeit des
Mitarbeiters gem. § 6 dieses Vertrages ist
durch das Basisgehalt mit abgegolten,
ebenso wie jegliche Tätigkeiten für andere
Unternehmen, mit denen SCM wirtschaftlich
oder organisatorisch verbunden ist. Das
Gehalt wird jährlich überprüft.

(3) The base salary compensates for any
overtime and extra work of the Employee
according to § 6 of this Agreement and
for any activity for other companies
which are affiliates of SCM. The
remuneration shall be reviewed annually.
(4) Der Mitarbeiter erhält gemäß der
jeweils gültigen SCM-Dienstwagenregelung
einen Firmenwagen (gegenwärtig BMW) auch
zur privaten Nutzung. Der Mitarbeiter hat
die private Nutzung des Dienstwagens nach
den gesetzlichen Vorschriften zu
versteuern. Die Kosten für Betriebsstoffe
werden von SCM getragen.
Der Mitarbeiter hat die Option, statt
eines Firmenwagens eine entsprechende car
allowance zu erhalten (derzeit monatlich
900 € brutto). Näheres regelt die
SCM-Dienstwagenregelung.
(4) In accordance with SCM’s Company Car
Policy as in force at any given time, the
Employee shall be provided with a company
car (currently BMW) which is available
for personal use. The Employee has to
bear the taxes for the personal use of
the company car according to the
statutory provisions. Operating expenses
are paid by SCM.
The Employee has the option to receive an
equivalent car allowance instead of a
company car (currently monthly 900 €
gross). Details are laid down in SCM’s
Company Car Policy.
(5) Die Zahlung von etwaigen
Gratifikationen,
Einmalzahlungen oder
Sondervergütungen, die bei der Auszahlung
als freiwillig bezeichnet werden, erfolgt
mit der Maßgabe, dass auch durch eine
wiederholte Zahlung ein Rechtsanspruch des
Mitarbeiters weder dem Grunde noch der
Höhe nach, weder für die Vergangenheit
noch für die Zukunft, begründet wird.

(5) The payment of bonuses, one-time
payments or special remunerations, if
any, which are denoted as voluntary upon
payment, are made subject to the
condition that even a repeated payment
shall not establish a legal claim on the
part of the Employee, neither on the
merits nor with respect to amount, and
neither for the past nor for the future.
(6) Der Mitarbeiter verpflichtet sich, seine Gehaltsabrechnung unverzüglich zu prüfen und etwa zuviel bezogene Vergütung an die Gesellschaft zurückzuzahlen.	(6) The Employee agrees to check his salary statements without undue delay, and to repay the Company any excess payment.

§ 4 Aktienoptionen	§ 4 Stock Options
(1) Dem Mitarbeiter werden von SCM
Microsystems, Inc., unter dem
Vorbehalt der Genehmigung durch das
Board of Directors von SCM
Microsystems, Inc., 40.000 Optionen
auf Aktien der SCM Microsystems, Inc.
unter den Bedingungen des jeweils
gültigen SCM Microsystems, Inc. Stock
Option Plan gewährt.

(1) Subject to the SCM Microsystems,
Inc.’s Board of Directors’ approval,
the Employee shall be granted by SCM
Microsystems, Inc. 40.000 options for
common stock of SCM Microsystems,
Inc. under the conditions of the SCM
Microsystems, Inc. Stock Option Plan,
as in force at any given time.

§ 5 Krankheit / Abwesenheit	§ 5 Illness / Absence
(1) Ist der Mitarbeiter krankheitsbedingt an der Arbeitsleistung gehindert, ohne dass ihn ein Verschulden trifft, so erhält er Gehaltsfortzahlung nach den gesetzlichen Bestimmungen.	(1) In case of inability to work due to illness without fault, the Employee shall receive the remuneration in accordance with the statutory provisions.
(2) Für den Fall, dass der Mitarbeiter
durch einen Dritten verletzt wird, und
SCM Gehaltsfortzahlung im
Krankheitsfalle leistet, tritt der
Mitarbeiter bereits jetzt seine
diesbezüglichen
Schadensersatzansprüche an SCM ab. Er
ist verpflichtet, SCM die zur Erhebung
der Ansprüche erforderlichen Auskünfte
zu erteilen.
(2) If the Employee is injured by
a third person and SCM pays the
remuneration in accordance with
the statutory provisions, the
Employee hereby assigns his/her
respective damage claims to SCM.
He/she is obliged to give SCM the
relevant information required for
the realization of such damage
claims.
(3) Der Mitarbeiter ist verpflichtet,
der Personalabteilung von SCM jede
Dienstverhinderung, deren Grund und
voraussichtliche Dauer unverzüglich
mitzuteilen. Er ist verpflichtet, SCM
auf vordringlich zu erledigende Aufgaben
hinzuweisen.
(3) The Employee has to inform
SCM’s HR Department about each
case of absence, the reasons
therefore and the duration of
his/her probable absence without
undue delay. The Employee
has to draw SCM’s attention
to any urgent tasks, which are to
be completed with priority.
(4) Im Krankheitsfall ist der
Mitarbeiter verpflichtet, auf
Aufforderung von SCM unverzüglich, ohne
Aufforderung spätestens vor Ablauf des
dritten Kalendertages nach Beginn der
Arbeitsunfähigkeit, eine ärztliche
Bescheinigung über die
Arbeitsunfähigkeit sowie deren
voraussichtliche Dauer vorzulegen.
Dauert die Arbeitsunfähigkeit länger als
in der Bescheinigung angegeben, so ist
der Mitarbeiter verpflichtet,
unverzüglich eine neue ärztliche
Bescheinigung einzureichen.
(4) In case of illness, the
Employee shall submit a medical
certificate attesting to his/her
inability to work and the probable
duration upon SCM’s request
without undue delay, but at the
latest before the end of the third
calendar day after the beginning
of the inability to work without
request. Should the inability to
work last longer than indicated in
the medical certificate, the
Employee shall without undue delay
submit another medical certificate

§ 6 Arbeitszeit	§ 6 Working Hours
Die regelmäßige Arbeitszeit
entspricht den Erfordernissen der
Position, welche ein besonderes
Engagement verlangt, und beträgt
mindestens 40 Stunden wöchentlich.
Beginn und Ende der täglichen
Arbeitszeit und der Pausen richten
sich ebenfalls nach den
Erfordernissen der Position und
ergänzend nach der Übung des
Betriebes. Der Mitarbeiter ist
verpflichtet, soweit erforderlich,
Mehr- und Überarbeit sowie Samstags-,
Sonn- und Feiertagsarbeit zu leisten.
The regular working hours correspond
to the high requirements of the
position which requires particular
dedication, and amount to at least 40
hours per week. Begin and end of the
daily working hours and rest periods
are also subject to the requirements
of the position and, additionally, to
business practice. To the extent
necessary, the Employee is obliged to
work overtime and extra time and to
fulfil his duties under this
Agreement also on Saturdays, Sundays
and public holidays.

§ 7 Urlaub	§ 7 Vacation
Es besteht ein Urlaubsanspruch von 28
Arbeitstagen im Kalenderjahr; der
Urlaubsanspruch erhöht sich pro
vollendetem Kalenderjahr der
Betriebszugehörigkeit um jeweils 1
Tag bis zum Höchstanspruch von 31
Arbeitstagen nach 3 Jahren
Betriebszugehörigkeit. Bei
unterjährigem Beschäftigungsbeginn
bzw. -ende wird der Urlaub in diesem
Kalenderjahr zeitanteilig gewährt,
d.h. 1/12 pro Monat, den der
Mitarbeiter im laufenden
Kalenderjahre noch angestellt war.
Der Urlaub wird in Abstimmung mit SCM
festgelegt. Im Übrigen gelten die
gesetzlichen Bestimmungen.

The Employee is entitled to 28
working days of vacation per calendar
year. The vacation entitlement shall
increase by one day per completed
calendar year of term of service up
to a maximum entitlement of 31
working days per calendar year.
Provided a contract year is shorter
than the calendar year, the annual
vacation shall be granted pro rata
temporis, i.e. 1/12 per month of
employment during the current
calendar year. The vacation shall be
taken after consultation with SCM. In
addition, the statutory provisions
shall apply.

§ 8 Auslagen	§ 8 Disbursements
(1) Für von SCM veranlasste Dienstreisen und Bewirtungskosten erhält der Mitarbeiter Kostenerstattung nach der jeweils gültigen SCM Spesenordnung und den jeweils gültigen steuerrechtlichen Richtlinien	(1) SCM shall reimburse the Employee for necessary business travels and entertainment expenses in accordance with SCM’s expense guidelines and the tax regulations in force at any given time.
(2) Der Mitarbeiter ist verpflichtet,
die Abrechnung von Reise- und
Bewirtungskosten innerhalb der in der
jeweils gültigen SCM Spesenordnung
vorgesehenen Frist einzureichen.
Jeglicher Erstattungsanspruch
verfällt, wenn der Mitarbeiter eine
ausstehende Kostenabrechnung nicht
spätestens bis zum
Geschäftsjahresende eingereicht hat.

(2) The Employee is obliged to submit
travel and entertainment expense
reports within the deadline provided
for in SCM’s expense guidelines in
force at any given time. Any claim
for reimbursement will forfeit, if
the Employee has not submitted an
outstanding expense report until the
end of the Fiscal Year at the latest.

§ 9 Geheimhaltung	§ 9 Confidentiality
(1) Der Mitarbeiter verpflichtet
sich, alle ihm im Laufe seiner
Tätigkeit für SCM bekannt werdenden
vertraulichen Informationen,
insbesondere Geschäfts- und
Betriebsgeheimnisse, geheim zu
halten. Dies gilt unabhängig davon,
ob diese Informationen SCM selbst
betreffen oder SCM bzw. dem
Mitarbeiter selbst von dritter Seite
anvertraut sind, und ob die
vertraulichen Informationen mit der
eigenen Tätigkeit des Mitarbeiters in
Zusammenhang stehen oder nicht.
Geschäfts- und Betriebsgeheimnisse
sind insbesondere alle Tatsachen, die
nach dem Willen von SCM geheim
gehalten werden sollen.

(1) During the term of employment,
the Employee agrees to keep as secret
all confidential information,
including but not limited to
operational and business secrets.
This obligation applies regardless
whether the information concerns SCM
itself or has been confided to SCM or
the Employee by a third party and
regardless whether the confidential
information is related to the tasks
of the Employee or not. Operational
and business secrets include but are
not limited to facts, which SCM wants
to be kept secret.
(2) Dazu gehören insbesondere
Entwicklungen in Bezug auf bestehende
oder zukünftige Produkte und
Dienstleistungen, die SCM anbietet
oder selbst benutzt, sowie Daten und
Informationen zur gesamten
Geschäftsabwicklung von SCM, die sich
z.B. auf Umsätze, Kosten, Gewinne,
Preisgestaltung, Organisation,
Kunden- und Lieferantenlisten etc.
beziehen. Dasselbe gilt für
Entwicklungen, Verfahren,
Geschäftsmethoden etc., die zwar als
solche allgemein bekannt sind, deren
Verwendung durch SCM aber nicht
allgemein bekannt ist.

(2) These include, but are not
limited to developments with respect
to existing or future products and
services, which are offered or used
by SCM as well as data and
information on business development
as a whole, which relate to business
volume, costs, profits, prices,
organization, customer and supplier
lists etc. The same applies to
developments, procedures, business
practices, etc., which are as such
commonly known, but which use by SCM
is not commonly known.
(3) Die vorstehende
Geheimhaltungsverpflichtung erstreckt
sich auch auf Angelegenheiten anderer
Unternehmen, mit denen SCM
wirtschaftlich oder organisatorisch
verbunden ist, und dauert über das
Ende des Arbeitsverhältnisses hinaus
fort.
(3) The above confidentiality obligation also applies to affairs of other companies, which are affiliates of SCM and shall survive the termination of the employment.
(4) Alle SCM und/oder die Interessen
von SCM berührenden Unterlagen sind
ebenso wie alle sonstigen dem
Mitarbeiter zur Verfügung stehenden
Geschäftsstücke, Zeichnungen,
Notizen, Aufzeichnungen, Datenträger,
Bücher, Muster, Modelle, Geräte,
Werkzeuge, Materialien etc.
alleiniges Eigentum von SCM oder mit
SCM wirtschaftlich oder
organisatorisch verbunden
Unternehmen. Der Mitarbeiter
verpflichtet sich, sämtliche
Unterlagen, Geschäftsstücke,
Zeichnungen, Notizen, Aufzeichnungen,
Datenträger, Bücher, Muster, Modelle,
Geräte, Werkzeuge, Materialien etc.
(sowie Kopien oder sonstige
Reproduktionen hiervon) sorgfältig zu
verwahren nach Aufforderung -
spätestens bei Beendigung des
Arbeitsverhältnisses auch ohne
Auforderung — an SCM zurückzugeben.
Dies gilt sinngemäß auch für
elektronisch gespeicherte Daten.

(4) All documents, which relate to
SCM and/or its interests as well as
all other business items, drawings,
notes, records, data carriers, books,
samples, models, devices, tools,
materials, etc. provided to the
Employee, are the sole property of
SCM or of companies, which are
affiliates of SCM. The Employee
agrees to safe-keep and upon request
- or at the latest upon termination
of the employment without request –
return to SCM any and all documents,
business items, drawings, notes,
records, data carriers, books,
samples, models, devices, tools,
materials etc. (as well as copies or
other reproductions thereof). This
applies mutatis mutandis to
electronically stored data.

§ 10 Erfindungen	§ 10 Inventions
(1) Für Erfindungen und technische
Verbesserungsvorschläge gelten die
Bestimmungen des Gesetzes über
Arbeitnehmererfindungen (ArbNErfG)
und die hierzu ergangenen
Richtlinien. Der Mitarbeiter
verpflichtet sich, SCM von ihm
während der Dauer des
Arbeitsverhältnisses gemachte
Erfindungen und technische
Verbesserungsvorschläge unverzüglich
schriftlich zu melden.
(1) The provisions of the German
Employee Inventions Act
(Arbeitnehmererfindungsgesetz –
ArbNErfG) and the relating directives
shall apply for inventions and
proposals for technical improvements.
The Employee agrees to notify SCM
without undue delay in written form
whenever he/she has made an invention
or a proposal for technical
improvement during the term of the
employment.
(2) SCM ist innerhalb von vier
Monaten nach der Meldung berechtigt,
die Erfindung oder den technischen
Verbesserungsvorschlag durch
schriftliche Erklärung gegenüber dem
Mitarbeiter in Anspruch zu nehmen;
mit Zugang der Erklärung gehen die
Erfindung oder der technische
Verbesserungsvorschlag mit allen
Rechten für das In- und Ausland auf
SCM über. In diesem Fall hat der
Mitarbeiter Anspruch auf eine
angemessene Vergütung. Nimmt SCM die
Erfindung innerhalb dieser Frist
nicht in Anspruch, so kann der
Mitarbeiter frei darüber verfügen.

(2) Within four weeks of the
notification, SCM can make use of the
invention or the proposal for
technical invention by written
declaration vis-à-vis the Employee;
upon receipt of the declaration, the
invention or the proposal for
technical invention including all
domestic and foreign rights transfers
to SCM. In this case, the Employee
can claim an adequate compensation.
If SCM does not make use of the
invention within this period, the
Employee can freely dispose of it.
(3) Der Mitarbeiter erklärt
ausdrücklich, dass derzeit keine
Verpflichtung gegenüber einem
früheren Arbeitgeber oder einem
sonstigen Dritten zur Anmeldung bzw.
Übertragung von Erfindungen oder
technischen Verbesserungsvorschlägen
besteht.

(3) The Employee hereby explicitly
declares that there is currently no
obligation vis-à-vis a previous
employer or another third party to
apply for or to transfer inventions
or proposals for technical
inventions.

§ 11 Sonstige Schutzrechte	§ 11 Copyrights
(1) Soweit im Zusammenhang mit der
Tätigkeit für SCM in der Person des
Mitarbeiters schutzfähige Urheber-,
Geschmacksmuster-, Marken- und/oder
anderen Schutzrechte entstehen, wird
bereits hiermit vereinbart, dass der
Mitarbeiter SCM das ausschließliche,
zeitlich, räumlich und inhaltlich
unbeschränkte Nutzungs- und
Verwertungsrecht daran einräumt, und
zwar auch dann, wenn das
Arbeitsverhältnis mit dem Mitarbeiter
zwischenzeitlich endet. Dies umfasst die
Erlaubnis zur Bearbeitung und
Lizenzvergabe an Dritte mit der
Erlaubnis zur Unterlizenzierung und die
Rechte, Abänderungen und Bearbeitungen
sowie andere Umgestaltungen vorzunehmen,
die Arbeitsergebnisse im Original oder
in abgeänderter, bearbeiteter oder
umgestalteter Form zu vervielfältigen,
zu veröffentlichen, zu verbreiten,
vorzuführen, zum Abruf bereitzuhalten,
über Fernleitungen oder sonstige Weise
drahtlos zu übertragen und zum Betrieb
von Datenverarbeitungsanlagen zu nutzen.
Die Rechtseinräumung ist vollumfänglich
mit dem Basisgehalt abgegolten. Der
Mitarbeiter verzichtet ausdrücklich auf
alle sonstigen, ihm etwa als Urheber
oder sonstigen Schutzrechtsinhaber
zustehenden Rechte an den
Arbeitsergebnissen, insbesondere auf das
Recht auf Namensnennung und auf
Zugänglichmachung des Werkes.
(1) As far as any rights, which are
eligible for protection under
copyright, industrial design or
trade mark law and/or any
intellectual property law, should
emerge in relation to the tasks
under this Employment Agreement, it
is hereby agreed that the Employee
shall assign to SCM the exclusive
user or exploitation rights
unlimited as to time, territory and
content, even if the employment
relationship with the Employee
terminates in the meantime. This
includes the permission to process
and license third parties including
the right to sub-license, the right
to make modifications and
adaptations as well as other
transformations; to duplicate the
work results in the original or
modified or adapted or transformed
form; to publish, to distribute, to
exhibit, to keep available, to
transfer via long distance lines or
wireless in any other way, and for
the use of operating data
processing systems. The assignment
is fully compensated for by the
base salary. The Employee expressly
waives all other rights to the work
results he/she might be entitled
to, e.g. as author or holder of
other intellectual property rights,
in particular the right to be named
as author/creator and to have
access to the work.
(2) Zusätzlich gelten § 69 b UrhG und §
2 des Gesetzes über den Schutz von
Topographien von mikroelektronischen
Halbleitererzeugnissen
(Halbleiterschutzgesetz – HalbSchG),
ohne durch vorstehenden Absatz (1) in
irgendeiner Weise eingeschränkt zu sein
und mit dem Verständnis, dass SCM danach
die Nutzungs- und Verwertungsrechte
zustehen, ohne dass der Mitarbeiter
hierfür eine gesonderte Vergütung
erhält.
(2) In addition, Sec. 69 b
Copyright Act (Urhebergesetz –
UrhG) and Sec. 2 Act on the
Protection of Topographies of
Microelectronic Semiconductor
Products (Halbleiterschutzgesetz –
HalbSchG) apply without being
restricted in any way by preceding
subsection (1) and in the
understanding that, accordingly,
SCM shall be entitled to the use
and exploitation rights without the
Employee becoming entitled to any
additional remuneration.
(3) Der Mitarbeiter führt in einer
selbst erstellten Anlage zu diesem
Vertrag alle Erfindungen, Software,
Spezifikationen, Konzepte etc. auf, an
denen er vor Beginn seiner Tätigkeit für
SCM Rechte erworben hat, die den von
diesem (§ 11) oder dem vorigen Abschnitt
(§ 10) erfassten Rechten entsprechen.
Soweit der Mitarbeiter in der Anlage
aufgeführte Rechte zu SCM einbringt,
steht SCM an diesen ein unentgeltliches
unbefristetes Nutzungsrecht zu, wenn die
Parteien nicht vor der Einbringung
schriftlich etwas anderes vereinbaren.
Die Parteien sind sich einig, dass von
allen nicht auf dieser Anlage
aufgeführten Erfindungen, Software,
Spezifikationen, Konzepten etc. vermutet
wird, dass es sich um Arbeitsergebnisse
handelt, an denen SCM das alleinige
Verwertungsrecht zusteht.
(3) The Employee shall personally
issue an attachment to this
Agreement with all inventions,
software, specifications, concepts
etc. to which he/she acquired
rights before his/her employment
with SCM, which correspond to the
rights in this section (§ 11) or
the previous section (§ 10). As far
as the Employee introduces rights
as listed in the attachment, SCM
acquires unlimited exploitation
rights without remuneration unless
otherwise expressly agreed between
the Parties in writing before the
introduction. The Parties agree
that all inventions, software,
specifications, concepts, etc.,
which are not listed in the
attachment are presumed to be work
results of SCM for which SCM has
the exclusive exploitation rights.

§ 12 Nebenbeschäftigungen	§ 12 Side Activities
Während der Dauer des
Arbeitsverhältnisses wird der
Mitarbeiter seine ganze Arbeitskraft,
fachlichen Kenntnisse und Erfahrungen
ausschließlich SCM und den mit SCM
wirtschaftlich oder organisatorisch
verbunden Unternehmen zur Verfügung
stellen und deren Interessen fördern.
Eine entgeltliche oder unentgeltliche
Nebenbeschäftigung wird er nur mit
vorheriger schriftlicher Genehmigung
der Geschäftsleitung von SCM
übernehmen. SCM wird die Zustimmung nur
aus berechtigtem geschäftlichem
Interesse verweigern. Dies gilt
entsprechend für die Beteiligung an
anderen gewerblichen oder
gemeinnützigen Unternehmen, sofern sie
eine rein kapitalmäßige Beteiligung von
fünf Prozent übersteigt.

During the term of the employment,
the Employee shall dedicate his/her
entire working capacity,
professional knowledge and
experience exclusively to SCM and
the companies which are affiliates
of SCM and shall promote their
interests. He/she shall enter into
any side activity – paid or unpaid
– only with SCM management’s prior
written approval, which shall only
be withheld for legitimate business
reasons. This restriction applies
also to shareholdings in any other
commercial or non-profit enterprise
in excess of five per cent of the
capital.

§ 13 Ausschlussfristen	§ 13 Forfeiture
Alle Ansprüche der Parteien aus oder in Zusammenhang mit dem Arbeitsverhältnis verfallen, wenn sie	All claims of the Parties arising
nicht innerhalb von sechs Monaten nach	from, or in connection with, the
ihrer Fälligkeit schriftlich gegenüber	employment forfeit unless they are
der anderen Partei geltend gemacht	asserted in writing vis-à-vis the
werden und - im Fall einer erfolglosen	other Party within six months after
Geltendmachung oder Ablehnung - binnen	they become due, and - in case of a
einer weiteren Frist von drei Monaten	futile assertion or rejection -
nach der ersten schriftlichen	taken to court within a further
Geltendmachung gerichtlich geltend	period of three months after the
gemacht werden. Dies gilt nicht bei	written assertion. This shall not
Haftung wegen Vorsatzes. Die	apply to liabilty because of intent.
Versäumung einer dieser	The failure to comply with either of
Ausschlussfristen führt zum Verlust	these cut-off-periods results in the
des Anspruchs.	forefeiture of the claim.
§ 14 Schlussbestimmungen	§ 14 Miscellaneous
(1) Dieser Vertrag ist in deutscher	(1) This Agreement is executed in
und englischer Sprache ausgefertigt.	both German and English. In case of
Im Fall einer Unstimmigkeit oder eines	discrepancies or contradictions
Widerspruchs zwischen der deutschen	between the German and the English
und der englischen Fassung hat die	version, the German version shall
deutsche Fassung Vorrang.	prevail.
(2) Sollte eine der Bestimmungen dieses Vertrages unwirksam sein oder	(2) Should individual provisions of
werden, so wird dadurch die	this Agreement be or become invalid
Wirksamkeit der übrigen Bestimmungen	in whole or in part, the remaining
nicht beeinträchtigt. Anstelle der	provisions shall not be affected
unwirksamen Bestimmung oder zur	thereby. In the place of the invalid
Ausfüllung eventueller Lücken dieses	provision or to fill any gaps of
Vertrages werden die Parteien eine	this Agreement, the Parties shall
angemessene Regelung treffen, die dem	agree on an adequate provision,
am nächsten kommt, was die	which as closely as possible
Vertragsparteien nach ihrer	reflects what the Parties intended
wirtschaftlichen Zwecksetzung gewollt	in accordance with their economic
haben bzw. die dem entspricht, was	goals, or what the Parties would
nach Sinn und Zweck dieses Vertrages	have agreed according to the intent
vereinbart worden wäre, hätte man die	of this Agreement if the matter had
Angelegenheit von vornherein bedacht.	been considered from the start.
(3) No verbal side agreements to
(3) Mündliche Nebenabreden zu diesem	this Agreement exist. Modifications
Vertrag bestehen nicht. Änderungen und	and additions to this Agreement
Ergänzungen zu diesem Vertrag,	require written form to be valid;
einschließlich dieser Bestimmung,	the same applies to this written
bedürfen zu ihrer Rechtswirksamkeit	form requirement. The
der Schriftform. Das	written form requirement applies to
Schriftformerfordernis bezieht sich	the constitution of any claims based
auch auf das Entstehen etwaiger	on company usages [betriebliche
Ansprüche aus betrieblicher Übung.	Übung], too.
(4) Dieser Vertrag unterliegt dem	(4) This Agreement is subject to
Recht der Bundesrepublik Deutschland.	German law.
(5) Vereinbarter Gerichtsstand ist	(5) The courts of Munich shall have
München.	jurisdiction.
Ismaning, den 17. Januar 2008 SCM Microsystems GmbH /s/ Felix Marx	Athis Mons, 21. Januar 2008
—	/s/ Sour Chhor
Felix Marx	—
Geschäftsführer	Sour Chhor

Erhobene Daten dienen gemäß § 28	In accordance with Sec. 28 subsection
Abs. 1 Satz 1 Nr. 1 BDSG unmittelbar	1 sentence 1 No. 1 German Federal
der Durchführung und Abwicklung der	Data Protection Act
aus dem Arbeitsverhältnis	(Bundesdatenschutzgesetz - BDSG),
resultierenden Verpflichtungen. SCM	collected data serves the purpose of
ist mit einer US-amerikanischen	implementation and handling of the
Gesellschaft verbunden; aus Sicht des	obligations of the employment
US-amerikanischen Rechts gelten damit	relationship. SCM is an affiliate of
bestimmte ausländische Vorschriften	a US-company; from the point of view
auch für SCM, die deshalb	of US-law, rules and regulations of
verpflichtet sein kann, Unterlagen	US-law may thus apply to SCM and may
und Kommunikationsvorgänge in ihrem	require SCM to disclose documents and
Einflussbereich offen zu legen.	communications in its accessibility.
Ich erkläre deshalb meine
Einwilligung, dass von mir gemachte	Therefore, I declare my consent to
personenbezogene Angaben im Rahmen	the processing and use by data
der Datenverarbeitung verarbeitet und	processing of the data information
genutzt werden können, auch soweit	given by me, including the data
sie meine Gesundheit betreffen (§§ 4,	relating to my health (Secs. 4, 4 a
4 a BDSG), und dass die Daten an eine
Datenbank in den USA übermittelt und
dort verarbeitet und genutzt werden
können. Die Nutzung dieser Daten
erfolgt entsprechend den Regeln des
deutschen Datenschutzesgesetzes.
BDSG), to the transfer of the data to
a data base in the US and to the
processing and use of the data there.
The data will be used in accordance
with the rules set forth in the
German Data Protection Act.
Zudem erkenne ich an, dass alle
eingehende und ausgehende
elektronische Post (oder “e-mail”),
welche ich auf einem Computer von SCM
erhalte oder verfasse, und sonstige
elektronischen
Kommunikationsvorgänge, von SCM
gespeichert, verarbeitet und genutzt
werden können. SCM kann die
gespeicherten Daten deutschen und
ausländischen (insbesondere
US-amerikanischen) Behörden oder
Gerichten sowie Parteien eines
Rechtsstreits offen legen, wenn und
soweit SCM oder ein mit SCM
verbundenes Unternehmen aufgrund
Gesetzes oder aufgrund von
Verfahrensrechten zur Offenlegung
verpflichtet ist, zur Offenlegung
aufgefordert wird, oder die
Offenlegung für die
Rechtsverteidigung oder -durchsetzung
erforderlich ist. Dies beinhaltet
insbesondere Aufforderungen oder
Verpflichtungen aufgrund
US-amerikanischer Anordnungen,
Ermittlungen oder amtlicher
Untersuchungen der der
US-amerikanischen Börsenaufsicht
(SEC) oder US-amerikanischen
Steuerbehörde (IRS).

Furthermore, I understand and agree
that all incoming and outgoing
electronic mail (or “e-mail”)
received or created by me on any
computer of SCM and other electronic
communication may be recorded and
processed on a data base and used by
SCM. The SCM may disclose the
recorded data to German and foreign
(especially US) authorities or
courts, as well as to parties of a
legal action, if SCM or an affiliate
of SCM is requested or obliged to
disclosure by law or legal process or
if such disclosure is required for
legal defence against or legal
enforcement of claims. This includes,
but is not limited to, obligations,
requests or governmental
investigations of the US stock
authority (SEC) or of the US tax
authority (IRS).

/s/ Sour Chhor
Sour Chhor